UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 17, 2022

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, the stockholders of Harvard Bioscience, Inc. (the “Company”) approved and adopted an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan (the “ESPP”) at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A detailed description of the ESPP, as amended, is included under the heading “Proposal 3: Approval Of An Amendment Of The Harvard Bioscience, Inc. Employee Stock Purchase Plan” in the definitive proxy statement filed in connection with the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on April 7, 2022, which description is incorporated herein by reference. The description of the ESPP, as amended, is qualified in its entirety by reference to the full text of the ESPP, as amended, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2022, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of two Class I Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such director’s successor is duly elected and qualified or until his earlier resignation or removal, (ii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) the adoption and approval of an amendment to the ESPP to increase the number of authorized shares available for issuance by 500,000 shares of common stock, and (iv) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

James W. Green and Bertrand Loy were elected as the Class I Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until his successor is duly elected and qualified or until his earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James W. Green	26,568,577	2,399,395	6,280,222
Bertrand Loy	25,938,864	3,029,108	6,280,222

Proposal 2 –Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. There were no broker non-votes on this proposal. The results of the ratification were as follows:

Votes For	Votes Against	Votes Abstained
35,222,172	18,231	7,791

Proposal 3 – Approval of an Amendment of the ESPP

The amendment to the ESPP to increase the number of authorized shares available for issuance by 500,000 shares of common stock was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,447,136	480,399	40,437	6,280,222

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,207,616	386,085	374,271	6,280,222

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Harvard Bioscience, Inc. Employee Stock Purchase Plan, as amended
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: May 17, 2022	By:	/s/ James Green
James Green
Chief Executive Officer